Second Quarter 2009
Earnings Conference Call
July 30, 2009

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the
Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC’s guidelines strictly prohibit the Company from including in filings with the
SEC. Investors are urged to consider closely the disclosure in the Company’s 2008 Form 10-K.

Forward-Looking Statements

• Executive Summary
 Summary of Q2 2009 Results (pg. 4)
 2009 Outlook (pg. 7)
 Liquidity and Capital Resources (pg. 11)
• Operational Highlights by Segment
 Contracting Services (pg. 17)
 Oil & Gas (pg. 25)
• Non-GAAP Reconciliations (pg. 28)
• Questions & Answers
Presentation Outline
Subsea Intervention Lubricator access tower
 installed on Well Enhancer deck

HELIX ENERGY SOLUTIONS

($ in millions, except per share data)	Quarter Ended 6/30/2009 (A)	Quarter Ended 6/30/2008	Quarter Ended 3/31/2009	Six Months Ended 6/30/2009 (A)	Six Months Ended 6/30/2008
Revenues	**$ 495**	**$ 530**	**$ 571**	**$ 1,066**	**$ 972**
Gross Profit:					
Operating	$ 201	$ 191	$ 161	$ 362	$ 328
	40%	*36%*	*28%*	*34%*	*34%*
Oil & Gas Impairments/ARO Increases	(63)	-	-	(63)	(17)
Exploration Expense	(2)	(2)	-	(2)	(3)
Total	$ 136	$ 189	$ 161	$ 297	$ 308
Net Income	**$ 100**	**$ 90**	**$ 53**	**$ 154**	**$ 163**
Diluted Earnings Per Share	**$ 0.94**	**$ 0.93**	**$ 0.50**	**$ 1.44**	**$ 1.70**
Adjusted EBITDAX (B)(C)					
Contracting Services	$ 41	$ 55	$ 51	$ 92	$ 98
Oil & Gas	108	144	194	302	269
Elimination	(1)	(3)	-	(1)	(6)
Adjusted EBITDAX	**$ 148**	**$ 196**	**$ 245**	**$ 393**	**$ 361**

(B) See non-GAAP reconciliation on slides 29-30.

(C) Excludes Cal Dive contribution in all periods presented.

Executive Summary

Second quarter results reflect the following matters on a pre-tax basis:
 • $59.4 million gain on the sale of 24.2 million shares of Cal Dive stock
 • $8.8 million gain on the sale of Helix RDS
 • $43.0 million gain associated with insurance recoveries received in connection with damage caused by Hurricane Ike ($102.6 million), offset by hurricane-related expenses, and additional hurricane-related asset retirement and impairment costs accrued during the quarter.
 •A reduction of $11.5 million in the carrying values of certain oil and gas properties due to reserve revisions
 •Q2 results excluded realized hedge gains of $34.7 million for natural gas hedge mark
 -to-market adjustments previously recognized in Q1of 2009
Executive Summary
The after-tax effect of the above four items on EPS totaled $0.63 / diluted share.

Executive Summary (continued)
• Net debt balance decreased by $703 million year-to-date
• Oil and gas production totaled 12.4 Bcfe for Q2 2009 versus 11.9 Bcfe in Q1 2009
 • Avg realized price for oil $72.29 / bbl ($57.82 / bbl in Q1 2009), including effect of settled hedges
 • Avg realized price for gas $7.62 / Mcf ($6.26 / Mcf in Q1 2009), including the effect of settled hedges

• Contracting Services demand in 2H 2009
 expected to soften
• Express dry-dock, transit and utilization on
 Danny pipeline will impact external revenues
• Capital expenditures of approximately $370
 million
 • $200 million relates to completion of three
 major vessel projects (Well Enhancer, Caesar
 and Helix Producer I)
 • $60 million relates to development of Danny
 and Phoenix oil fields
 • Most of remaining CAPEX is regulatory
 maintenance
• Improved liquidity and debt levels (see slide 12)
2009 Outlook

Oil and Gas

- Production range: 45 - 55 Bcfe
- Oil and gas prices
  - Without hedges: $4.34 /mcfe; $62.69 /bbl
  - With realized hedges and mark-to-market adjustments (gas only): $7.43 /mcfe; $69.75 /bbl
- Garden Banks 506 Field (Noonan) net daily production (estimated)
  - Q2 2009: ~18 Mmcfe/d
  - Q3 2009: ~60 Mmcfe/d

2009 Outlook (continued)
Independence Hub production platform

• Continued focus on strengthening balance
 sheet and debt reduction
• No major new capex projects planned
 • Capex levels significantly below 2009 level
 as major vessel programs are completed
 • 2010 capex range $150 - $200 million
 (preliminary estimate)
• Phoenix and Danny PUD conversions in early
 2010 should yield significant production
 increases
Moving Forward
Subsea Intervention Lubricator system on board Q4000

Liquidity and
Capital
Resources

$2,500
$2,000
$1,500
$1,000
$500
$0
in millions
$1,758
$1,668
$1,822
$1,799
$2,027
$1,803
$1,362
$1,101
12/31/2007
6/30/2008
12/31/2008
6/30/2009
Gross Debt
Net Debt

$800
$700
$600
$500
$400
$300
$200
$100
$0
in millions
$269
$293
$207
$670
12/31/2007
6/30/2008
12/31/2008
6/30/2009

Significant Balance Sheet Improvements
Debt
Liquidity (A)
(A) Liquidity defined as Helix cash and cash equivalents on hand plus Helix revolver availability.

• Company continues to take a measured approach on its efforts to monetize non
 -core assets and businesses
 • Oil and gas assets
 • Bass Lite sale December 08 & January 09 ($49 million)
 • EC 316 sale in February 09 ($18 million)
 • Cal Dive (approximate 26% owned subsidiary)
 • Sold a total of 15.2 million shares of Cal Dive common stock to Cal Dive in January and June 2009 for aggregate proceeds of $100 million
 • Sold 22.6 million Cal Dive shares in secondary offering for proceeds of
 ≈ $183 million (net of offering costs) in June 2009
•  Sold Helix RDS for $25 million in April 2009
• Approximately 63% of remaining 2009 oil and gas production hedged
 (see slide 27)
Liquidity and Capital Resources
 Monetization of some or all remaining non-core assets would further accelerate debt reduction and increase liquidity

Company is in compliance as of 6/30/2009, and forecasts
 continuing compliance throughout 2009
Liquidity and Capital Resources
Covenant	Test	Explanation
Collateral Coverage Ratio	> 1.75 : 1	Basket of collateral to Senior Secured Debt
Fixed Charge Coverage Ratio	> 2.75 : 1	Consolidated EBITDA to consolidated interest charges
Consolidated Leverage Ratio	< 3.5 : 1	Consolidated EBITDA to consolidated debt
Key Credit Facility Covenants

Liquidity and Capital Resources
Credit Facilities, Commitments and Amortization
 – $420 Million Revolving Credit Facility - Committed facility through June 2011. No required amortization. Fully paid down as of 6/30/2009. $408 million of revolver availability ($12 million of LCs outstanding) at 6/30/09.
 – $417 Million Term Loan B - Committed facility through June 2013. $4.3 million amortization annually.
 – $550 Million High Yield Notes - Interest only until maturity (2016) or called by Helix.
 First Helix call date is 2012.
 – $300 Million Convertible Notes - Interest only until put by noteholders or called by
 Helix. First put/call date is 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56).
 – $121 Million MARAD - Original 25 year term; matures February 2027. $4.3 million principal payments annually.

Operations
Highlights

Subsea Construction

- *Intrepid* completed work on ENI Longhorn and Murphy Thunder Hawk deepwater projects in the Gulf of Mexico
  - Thunder Hawk project marked first time Helix installed large pipeline end manifolds in 6,000-foot water depths, using a single-line crane
  - Each PLEM weighed 200 tons when connected to the pipeline
- *REM Forza* is working as a diving support and installation vessel on Reliance Industries' KGD6 project in India
- *Express* is en route to Spain for a one month regulatory dry-dock, prior to returning to the GOM for the Helix Danny project

Murphy Thunder Hawk PLEM being lifted onto Intrepid from transport barge

Contracting Services

Contracting Services
Aerial view of Ingleside Spoolbase, with slip dredging
 project underway
Subsea Construction
• New spoolbase facility in Ingleside,
 Texas under construction
 – Pipe stalk length 5,230 feet
 – 32-foot slip can accommodate entire
 Helix fleet in the Gulf of Mexico
• Welding of Helix Danny 36-mile
 8 x 12-inch pipe-in-pipe begins in early
 August
• Second project at the facility will be
 welding of 25 miles of pipe for
 Deep Gulf’s Sargent project

Robotics

- *Island Pioneer* and T750 trenching ROV completed a 10-foot deep trench for a 24-inch pipeline in 3,000-foot water depths for Reliance Industries offshore India
- *Olympic Canyon* continues to operate for Reliance Industries under a long term charter
- *Olympic Triton* is working for Technip in the Gulf of Mexico under a charter agreement
- *Northern Canyon* is in the North Sea performing trenching work, including burial of power cables for offshore wind farms

Contracting Services
Northern Canyon burying power cables for North Sea wind farm

Contracting Services
Coiled tubing operations for Marubeni on a
 deepwater well in the Gulf of Mexico
Well Ops
• Seawell is working for Shell in the
 North Sea
• Q4000 is operational in the Gulf of
 Mexico:
 – Finished a 21-day drilling project in
 the Gulf of Mexico in support of a
 U.S. government-sponsored joint
 industry project to locate gas hydrate
 deposits in the Gulf. Seven wells
 were drilled in waters ranging from
 4,800 to 6,600 feet deep
 – Coiled Tubing well intervention
 operations performed for Marubeni in
 the western Gulf
 – Completed well intervention job for
 Chevron, and is currently working
 for ENI

Assets Under Construction
Caesar
• Conversion 99% complete
• Stinger has been installed
• Commissioning of marine and pipelay systems ongoing
• Transits to Gulf of Mexico following conversion and sea
 trials scheduled for fourth quarter 2009
Well Enhancer
• Final incline test completed
• Installation of skidding systems, dive systems and
 mezzanine decks/tankage being completed
• Vessel expected to start work in late Q3 2009
Helix Producer I
• Vessel arrived in Ingleside, TX in May
• Engineering for installation of production modules
 underway
• Expect deployment to Phoenix field in first half of 2010

HELIX ENERGY SOLUTIONS

($ in millions, except percentages)	Quarter Ended June 30 2009 (A)	Quarter Ended June 30 2008	Quarter Ended March 31 2009
Revenues (B)			
Contracting Services	$ 239	$ 218	$ 231
Shelf Contracting	198	172	207
Total Revenue	$ 437	$ 390	$ 438
Gross Profit (B)			
Contracting Services (C)	$ 41	$ 48	$ 46
Profit Margin	17%	22%	20%
Shelf Contracting	54	47	39
Profit Margin	27%	27%	19%
Total Gross Profit	$ 95	$ 95	$ 85
Gross Profit margin	22%	24%	19%
Equity in Earnings (D)	$ 6	$ 6	$ 8

Contracting Services
(A) Results of Cal Dive, our Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%;
 thereafter, our remaining interest is accounted for under the equity method of accounting.
(B) See non-GAAP reconciliation on slides 29-30. Amounts are prior to intercompany eliminations.
(C) Includes corporate and operational support overheads.
(D) Amounts primarily represent equity in earnings of Marco Polo and Independence Hub investments and equity in earnings from Cal Dive from June 11 forward (date which our ownership in Cal Dive was below 50%).

HELIX ENERGY SOLUTIONS

	Quarter Ended		
	June 30		March 31
	2009	2008	2009
Revenues (A)			
Subsea Construction	$ 179	$ 160	$ 179
Well Operations	60	58	52
Revenue Before Eliminations	$ 239	$ 218	$ 231
Gross Profit (A)			
Subsea Construction	$ 24	$ 25	$ 34
Well Operations	17	23	12
Gross Profit Before Eliminations	$ 41	$ 48	$ 46
Gross Profit Margin	17%	22%	20%

Contracting Services
(A) Amounts are before intercompany eliminations. See non-GAAP reconciliation on slides 29-30.
Revenue and Gross Profit by Division ($ in millions)

Vessel Utilization	Quarter Ended June 30 2009	Quarter Ended June 30 2008	Quarter Ended March 31 2009
Contracting Services			
Subsea Construction Vessels (A)	88%	93%	79%
Well Operations	98%	60%	76%
Robotics	72%	70%	64%
Production Facilities Throughput			
Marco Polo (MBOE)	949	3,634	191
Independence Hub (BCFE)	79.5	24.1	81.4

(A) Includes vessels on long-term charters.

Contracting Services

HELIX ENERGY SOLUTIONS

Financial Highlights

	Quarter Ended		
	June 30		March 31
	2009	2008	2009
Revenue (millions) (A)	$ 90	$ 194	$ 160
Gross Profit - Operating	19	100	86
Insurance Gain (Loss) (B)	39	-	(10)
Oil & Gas Impairments (C)	(12)	-	-
Exploration Expense	(2)	(2)	-
Total	$ 44	$ 98	$ 76
Gain on Oil & Gas Derivative Contracts	$ 4	$ -	$ 75
Production (Bcfe):			
Shelf (D)	9.5	12.8	9.2
Deepwater	2.9	2.1	2.7
Total	12.4	14.9	11.9
Average Commodity Prices (E):			
Oil / Bbl	$ 72.29	$ 105.48	$ 57.82
Gas / Mcf	$ 7.62	$ 10.36	$ 6.26

Oil & Gas
(A) Reflects reversal in first
 quarter 2009 of $73.5 million
 in previously disputed
 accrued royalties.
(B) Reflects hurricane proceeds
 less related costs. In Q2
 2009 proceeds totaled $97.7
 million, offset by $7.4 million
 of hurricane-related repair
 costs and $51.5 million of
 additional hurricane-related
 impairment charges,
 including an estimated $43.8
 million increase to our asset
 retirement obligations for
 hurricane-affected properties.
(C) Reflects $11.5 million of
 impairments related to
 reduction in carrying values
 of certain oil and gas
 properties due to reserve
 revisions.
(D) Includes UK production of 0.2
 Bcfe in Q2 2009, 0.2 Bcfe in
 Q2 2008, and 0.1 Bcfe in Q1
 2009.
(E) Including effect of settled
 hedges.

Quarter Ended					
	June 30				March 31	
	2009		2008		2009	
	Total	per Mcfe	Total	per Mcfe	Total	per Mcfe
DD&A (A)	**$ 45**	**$ 3.66**	**$ 54**	**$ 3.65**	**$ 48**	**$ 4.04**
Operating and Other (B):						
Operating Expenses (C)	$ 18	1.44	$ 24	1.61	$ 19	1.56
Workover	1	0.07	4	0.27	1	0.07
Transportation	2	0.18	2	0.15	1	0.10
Repairs & Maintenance	2	0.19	6	0.39	3	0.23
Other	3	0.23	1	0.07	1	0.12
Total Operating & Other	**$ 26**	**2.11**	**$ 37**	**2.49**	**$ 25**	**2.08**
Total	**$ 71**	**$ 5.77**	**$ 91**	**$ 6.14**	**$ 73**	**$ 6.12**

Oil & Gas
(A) Includes accretion expense.
(B) Excludes hurricane-related repairs of $7.4 and $12.7 million, net of insurance recoveries of $97.7 and $3.1 million, for the quarters ended June 30, 2009 and March 31, 2009, respectively.
(C) Excludes exploration expenses of $1.5, $1.5 and $0.5 million, and abandonment of $0.8, $2.8 and $0.7 million for the quarters ended June 30, 2009, June 30, 2008 and March 31, 2009, respectively.
Operating Costs ($ in millions, except per Mcfe data)

Oil (Bbls)	Forward Sales	Collars	Swaps	Total Volume Hedged	Forward Pricing	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2009	900,000	-	-	900,000	$ 71.79		$ 75.00	$ 89.55
2010	-	1,200,000	300,000	1,500,000		$ 73.11	$ 62.50	$ 80.73
Natural Gas (mcf)								
2009	8,325,800	3,350,000	-	11,675,800	$ 8.23		$ 7.00	$ 7.90
2010	-	12,045,000	10,950,000	22,995,000		$ 5.80	$ 6.00	$ 6.70
Totals (mcfe)								
2009	13,725,800	3,350,000	-	17,075,800				
2010	-	19,245,000	12,750,000	31,995,000				
Grand Totals	**13,725,800**	**22,595,000**	**12,750,000**	**49,070,800**

Summary of July 2009-Dec 2010 Hedging Positions

HELIX ENERGY SOLUTIONS

TALISMAN
INTREPID
ENI LONGHORN
INTREPID DECK LAYOUT
LONGHORN AKER LOADOUT
10029-EN-DG-D0002
D

Non-GAAP
Reconciliations

HELIX ENERGY SOLUTIONS

Adjusted EBITDAX *($ in millions)*	Quarter Ended June 30 2009	Quarter Ended June 30 2008	Quarter Ended March 31 2009	Six Months Ended June 30 2009	Six Months Ended June 30 2008
Net income applicable to common shareholders	$ 100	$ 90	$ 53	$ 154	$ 163
Non-cash impairments	19	-	-	19	17
Gain on asset sales	(69)	(19)	(1)	(70)	(80)
Preferred stock dividends	-	1	54	54	2
Income tax provision	50	52	65	115	95
Net interest expense and other	6	18	21	26	43
Depreciation and amortization	68	79	74	142	157
Exploration expense	2	1	-	2	3
Adjusted EBITDAX (including Cal Dive)	$ 176	$ 222	$ 266	$ 442	$ 400
Less Contribution from Cal Dive	(28)	(26)	(21)	(49)	(39)
Adjusted EBITDAX	148	196	245	393	361

We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our interest in Cal Dive in any periods presented in our adjusted EBITDAX calculation.

These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

Non GAAP Reconciliations

HELIX ENERGY SOLUTIONS

	Quarter Ended					
	June 30				March 31	
	2009		2008		2009	
Revenues						
Contracting Services	$	239	$	218	$	231
Shelf Contracting		198		172		207
Intercompany elim. - Contracting Services		(29)		(43)		(24)
Intercompany elim. - Shelf Contracting		(5)		(11)		(3)
Revenue as Reported	$	403	$	336	$	411
Gross Profit						
Contracting Services	$	41	$	48	$	46
Shelf Contracting		54		47		39
Intercompany elim. - Contracting Services		(1)		(3)		-
Intercompany elim. - Shelf Contracting		(1)		(1)		-
Gross Profit as Reported	$	93	$	91	$	85
Gross Profit Margin		23%		27%		21%

Non GAAP Reconciliations
Revenue and Gross Profit As Reported ($ in millions)